UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2005

AVATECH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10715 Red Run Blvd., Suite 101, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 581-8080

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

(a) (1) Avatech Solutions Subsidiary, Inc., a controlled subsidiary of the registrant (the “Subsidiary”), executed a Change in Terms Agreement with K Bank dated April 5, 2005 relating to a $700,000 line of credit from K Bank to the Subsidiary (collectively, the “New Credit Facility”). Avatech Solutions, Inc. (the “Company”) and Mr. W. James Hindman, the chairman of the board of directors of the Company guaranteed the New Credit Facility.

(2) The New Credit Facility is a $700,000 credit facility, which may be borrowed, repaid, and reborrowed from time to time until its maturity on October 28, 2005. It accrues interest equal to the greater of 7.5% or prime plus two percentage points of the outstanding balance and is secured by all inventory, chattel paper, accounts, equipment, and general intangibles of the Subsidiary. The Subsidiary is required to make monthly payments of interest, and additional voluntary prepayments under the New Credit Facility are permitted at any time without a fee.

The Subsidiary also maintains a $3.0 million credit facility (the “Primary Line”) from the same lender. The Subsidiary’s aggregate borrowings under the Primary Line and the New Credit Facility are limited to $3.0 million through April 30, 2005, and limited to $2.0 million thereafter, by restrictions imposed by the Company’s agreements with another of the Company’s lenders (the “Subordinate Lender”). As of March 31, 2005, $2.7 million is outstanding under the Primary Line.

Although borrowings under the New Credit Facility would violate non-financial covenants in the Subsidiary’s agreement with the Subordinate Lender, the Subsidiary has no intention of drawing on the New Credit Facility while the loan from the Subordinate Lender is outstanding. If, however, the Subsidiary were to draw on the New Credit Facility while the Subordinate Lender’s loan is outstanding, and if the Subordinate Lender were to give notice to the Subsidiary of the existence of such covenant violation, and if after receiving such notice the Subsidiary was unable to cure the violation within 30 days after receiving such notice from the Subordinate Lender, then the Subordinate Lender could demand immediate repayment of all principal and accrued interest, which as of March 31, 2005 was $1,467,099.55.

Item 2.03 Creation of a Direct Financial Obligation of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVATECH SOLUTIONS, INC.
(Registrant)

Date: April 6, 2005	By:	/s/ Christopher D. Olander
Christopher D. Olander
Executive Vice President and General Counsel